[Graphic Omitted]             PRELIMINARY SAMPLE               [Graphic Omitted]
 POPULAR ABS, INC.(SM)        POPULAR ABS 2005-C


                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Friedman, Billings, Ramsey & Co., Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any
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assumptions upon which they are based reflect present market conditions or
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as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the
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or timing of payments on any of the underlying assets or the payments or yield on the securities.

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and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed
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

DYNAMIC CREDIT COLLATERAL ANALYSIS
Deal Name Here           ***USE ONLY THE COLLATERAL SUPPORTING THE TRANCHE WE ARE BUYING***

***COLUMN D USES TOTAL COLLATERAL SUPPORTING TRANCHE AS A DENOMINATOR, ALL OTHER ROWS USE ROW TOTALS AS A DENOMINATOR***

I. FICO AND LTV

                                        Row - %           Wtd Avg        Wtd Avg   Wtd Avg   Wtd Avg   Wtd Avg
FICO Low    FICO High    LTV   Total Collateral   Curr. Bal./Loan     FICO       DTI       LTV       GWAC     % SFD     % PUD
--------    ---------    ---   ----------------   ---------------    -------   --------  --------  -------    -----     -----
   500          524      > 65%       1.89%           126,806.36        514      38.02     77.73     7.529     98.66      0.00
   525          574      > 65%      12.11%           139,401.57        548      38.83     84.68     7.726     91.96      0.00
   575          599      > 65%      10.24%           149,050.38        587      38.25     83.77     7.264     85.43      0.00
   600          619      > 70%      12.69%           179,891.18        610      38.45     87.82      7.27     85.40      0.00
   620          639      > 70%      15.90%           181,383.84        629      41.15     89.94     7.127     87.80      0.00
   640          659      > 70%      12.61%           176,947.70        649      40.74     89.16     7.095     84.11      0.00
   660          679      > 80%       7.13%           183,372.51        667      40.95     92.29     7.177     86.56      0.00
   680          699      > 80%       4.51%           169,783.93        689       40.2     91.94     7.131     81.57      0.00
   700          724      > 80%       2.70%           185,927.29        711      42.42     93.48     7.171     76.67      0.00
   725          749      > 80%       1.94%           166,990.56        735      35.58      92.3     7.291     89.95      0.00
   750 max               > 90%       0.17%            96,080.56        771      35.47       100     7.704    100.00      0.00

                                                                                                           % With
 % Owner Occ    % Investor  % 2+ family    % Full Doc   % Ltd Doc    % No Doc     % MI    % Int Only        Seconds
 -----------    ----------  -----------    ----------   ---------    --------     ----    ----------       --------
   100.00          0.00         1.34         76.20         0.00        0.00         0        0.00              2.46
    96.10          0.82         3.33         86.78         0.00        0.00         0        0.61                 0
    95.10          1.86         5.77         69.96         0.00        0.00         0        1.60              2.68
    88.29          5.01         7.89         71.34         0.00        0.00         0        7.34              7.05
    90.25          4.59         6.14         69.52         0.00        0.00         0       15.72             10.57
    87.34          8.55        10.41         67.60         0.00        0.00         0       12.17             10.28
    81.22          8.35        10.94         60.41         0.00        0.00         0        8.49                 0
    70.33         20.82        14.83         61.14         0.00        0.00         0        8.40              1.21
    69.19         22.30        21.62         81.12         0.00        0.00         0        6.11                 0
    58.14         24.29         0.00         62.80         0.00        0.00         0        6.06                 0
    85.65          0.00         0.00        100.00         0.00        0.00         0        0.00                 0

II. LTV AND DTI

                                     Row - %           Wtd Avg        Wtd Avg   Wtd Avg   Wtd Avg   Wtd Avg
LTV Low     LTV High       DTI   Total Collateral   Curr. Bal./Loan    FICO       DTI       LTV       GWAC     % SFD     % PUD
-------     --------       ---   ----------------   ---------------   -------   --------  -------   -------    -----     -----
 70.00%       79.99%      > 50%       0.28%           194,663.00        636      51.91     72.68     6.727     100.00     0.00
 80.00%       84.99%      > 50%       0.74%           204,139.25        625      53.01      78.5     6.569     100.00     0.00
 85.00%       89.99%      > 50%       1.99%           195,722.04        628      52.08     81.47     6.632      76.84     0.00
 90.00%       94.99%      > 50%       1.83%           186,751.47        640      52.51     87.14     7.037      80.98     0.00
 95.00%       99.99%      > 50%       3.09%           212,307.22        639       52.2     90.69     7.312      76.23     0.00
100.00%      109.99%      > 50%       0.93%           254,689.76        662      53.21     95.63     7.017     100.00     0.00
110.00% max               > 50%       2.90%           210,215.68        653      52.55       100     7.582      91.42     0.00

                                                                                                           % With
% Owner Occ    % Investor  % 2+ family    % Full Doc   % Ltd Doc    % No Doc     % MI    % Int Only        Seconds
-----------    ----------  -----------    ----------   ---------    --------     ----    ----------        -------
   100.00         0.00         0.00        100.00         0.00        0.00         0         0.00                0
   100.00         0.00         0.00         84.32         0.00        0.00         0        10.39                0
   92.53          1.71        11.67         93.88         0.00        0.00         0        32.18            33.64
   82.65         15.80        14.80         74.55         0.00        0.00         0        14.68                0
   82.22         10.79         6.87         92.22         0.00        0.00         0        10.36             3.71
   92.28          0.00         0.00         69.71         0.00        0.00         0         0.00                0
   90.41          0.00         5.88         78.57         0.00        0.00         0         0.00                0

III. DTI AND FICO

                                     Row - %           Wtd Avg        Wtd Avg   Wtd Avg   Wtd Avg   Wtd Avg
DTI Low     DTI High      FICO   Total Collateral   Curr. Bal./Loan     FICO      DTI       LTV       GWAC     % SFD     % PUD
-------     --------      ----   ----------------   ---------------   -------   -------   -------   -------    -----     -----
 20.00%       29.99%      < 550       1.40%           103,745.20        525      25.51     77.97      7.94    100.00      0.00
 30.00%       34.99%      < 600       7.11%           126,969.35        571      27.65     78.75     7.457     86.41      0.00
 35.00%       39.99%      < 675      27.78%           167,932.37        625      31.36     84.71     7.156     85.18      0.00
 40.00%       44.99%      < 675      12.14%           158,231.76        617       42.5     85.68     7.212     86.64      0.00
 45.00%       49.99%      < 700      27.32%           169,201.73        630      44.87     86.26     7.146     86.06      0.00
 50.00%       54.99%      < 750      18.77%           193,306.28        665      45.61     86.32     7.067     86.32      0.00
    56% max               < 750       1.69%           244,002.84        655      56.57     89.27     6.983     74.57      0.00

                                                                                                           % With
 % Owner Occ    % Investor  % 2+ family    % Full Doc   % Ltd Doc    % No Doc     % MI    % Int Only        Seconds
 -----------    ----------  -----------    ----------   ---------    --------     ----    ----------        -------
    100.00         0.00         0.00         88.08         0.00        0.00         0        0.00                 0
    93.40          2.37         6.76         79.09         0.00        0.00         0        0.00              0.69
    84.23          8.37        10.07         59.67         0.00        0.00         0        9.16              6.63
    92.30          3.03         6.44         75.85         0.00        0.00         0       14.25              8.55
    88.81          7.89         7.70         70.88         0.00        0.00         0        9.92              6.97
    81.26         10.82         7.50         78.79         0.00        0.00         0       13.16             10.64
    85.20          0.00        13.79         92.19         0.00        0.00         0       10.32              3.33

IV. LIMITED AND STATED  DOC

                                Row - %             Wtd Avg       Wtd Avg   Wtd Avg    Wtd Avg   Wtd Avg
FICO Low       FICO High    Total Collateral     Curr. Bal./Loan    FICO      DTI        LTV       GWAC     % SFD     % PUD
--------       ---------    ----------------     ---------------  -------   -------    -------   -------    -----     -----
     500             524
     525             574         1.00%             249,499.75       560      29.06      77.25      7.41     97.62      0.00
     575             599         2.53%             217,483.43       588      38.81      79.18     7.391     80.36      0.00
     600             619         2.19%             200,315.76       610      36.93      80.6      7.427     66.78      0.00
     620             639         2.20%             224,178.44       629      39.78      80.33      6.89     72.91      0.00
     640             659         1.87%             214,845.27       650       40.4      84.88     7.359     74.76      0.00
     660             679         1.84%             187,304.81       667      38.66      86.01     7.348     60.18      0.00
     680             699         0.59%             203,092.76       689      43.92      84.43     7.227     44.18      0.00
     700             724         0.30%             138,603.44       709      34.97      85.09     7.149     75.68      0.00
     725             749         0.58%             158,217.91       737      35.27      76.57     7.252     72.14      0.00
     750 max                     1.09%             214,826.55       768      41.54      85.05      6.81     74.27      0.00

 % Owner Occ    % Investor  % 2+ family   % Full Doc    % Ltd Doc    % No Doc     % MI    % Int Only     % CA        % NY     % FL
 -----------    ----------  -----------   ----------    ---------    --------     ----    ----------     ----        ----     ----
    71.66          0.00         0.00         0.00         0.00         0.00        0         0.00       10.97        0.00     8.74
   100.00          0.00        19.64         0.00         0.00         0.00        0         0.00       11.25        0.00     1.45
    84.50         10.26        26.34         0.00         0.00         0.00        0         3.91        0.00        0.00     3.59
    91.31          1.16        19.50         0.00         0.00         0.00        0         0.00        9.66        0.00     7.81
    78.68         19.16        24.01         0.00         0.00         0.00        0         0.00       13.27        0.00     9.69
    77.28         17.12        24.04         0.00         0.00         0.00        0         3.66        5.87        0.00     5.61
    58.88         32.27        45.98         0.00         0.00         0.00        0         0.00        0.00        0.00        0
    63.23         24.32        24.32         0.00         0.00         0.00        0         0.00       19.39        0.00    12.45
    69.89         30.11        10.11         0.00         0.00         0.00        0         0.00        0.00        0.00        0
    69.38         13.67        12.87         0.00         0.00         0.00        0         0.00       29.71        0.00     5.74

V. HIGH LTV LOANS
                             Row - %           Wtd Avg       Wtd Avg    Wtd Avg   Wtd Avg   Wtd Avg
  LTV          LTV      Total Collateral   Curr. Bal./Loan     FICO       DTI       LTV       GWAC     % SFD     % PUD   % Owner Occ
 -----        -----     ----------------   ---------------   -------    -------   -------   -------    -----     -----   -----------
  80.00%       89.99%         33.11           165,876.39      632.00     38.48     83.09      6.92     85.07      0.00      87.06
  90.00%       94.99%         26.90           173,269.52      625.00     39.24     90.36      7.37     80.62      0.00      82.82
  95.00%       99.99%          3.81           169,041.60      645.00     42.82     95.65      7.42     92.57      0.00      93.32
 100.00%      109.99%         15.06           165,639.18      653.00     42.22    100.00      7.67     93.17      0.00      86.91
 110.00% max                      -                    -           -         -         -         -         -         -          -


% Investor  % 2+ family  % Full Doc   % Ltd Doc   % No Doc    % MI   % Int Only   % CA    % NY     % FL      2/28     3/27     5/25
----------  -----------  ----------   ---------   --------   ------  ----------  ------  ------   ------    ------   ------   ------
   9.15         7.96       68.05         0.00       0.00      0.00      19.01     4.63    0.70     6.84      73.61      0       2.7
  10.05        10.94       63.86         0.00       0.00      0.00       7.52     2.91    0.00     6.64      77.36      0      1.54
   0.00         1.10       83.18         0.00       0.00      0.00       0.00     2.63    0.00    12.24      51.54      0      2.04
   0.00         3.03       78.28         0.00       0.00      0.00       0.00     1.58    0.00     6.41      70.06      0      2.51
      -            -           -            -          -         -          -        -       -        -          -      -         -

VI. IO LOANS
                           Row - %           Wtd Avg        Wtd Avg   Wtd Avg    Wtd Avg   Wtd Avg
FICO Low    FICO High  Total Collateral   Curr. Bal./Loan     FICO       DTI       LTV       GWAC     % SFD     % PUD   % Owner Occ
--------    ---------  ----------------   ---------------   -------   -------   -------    -------   -------   -------  -----------
  500          524
  525          574           0.07%           204,000.00      553.00     47.48     85.00      7.75     100.00      0.00     100.00
  575          599           0.16%           225,250.00      590.00     42.76     77.48      6.93      51.72      0.00     100.00
  600          619           0.93%           320,306.25      612.00     34.46     82.35      6.60     100.00      0.00      85.86
  620          639           2.68%           263,324.78      631.00     41.90     83.05      6.42      91.54      0.00      95.61
  640          659           1.53%           248,280.28      648.00     40.16     83.89      6.30      84.67      0.00      94.98
  660          679           1.58%           254,793.98      668.00     36.57     81.41      6.44      92.87      0.00      79.98
  680          699           0.92%           230,227.27      691.00     39.20     82.10      6.29      91.94      0.00      94.08
  700          724           1.14%           261,498.39      712.00     41.08     80.03      6.15      68.52      0.00      79.99
  725          749           0.61%           334,302.00      745.00     39.37     81.16      6.17      80.62      0.00      25.70
  750 max                    0.48%           263,667.05      781.00     41.54     79.86      6.18      58.04      0.00     100.00

% Investor  % 2+ family  % Full Doc   % Ltd Doc   % No Doc    % MI   % Int Only   % CA    % NY     % FL      2/28    3/27     5/25
----------  -----------  ----------   ---------   --------   ------  ----------  ------  ------   ------    ------  ------   ------
   0.00         0.00      100.00         0.00       0.00      0.00     100.00     0.00    0.00   100.00       0.00   0.00    100.00
   0.00         0.00      100.00         0.00       0.00      0.00     100.00     0.00    0.00     0.00       0.00   0.00    100.00
   0.00         0.00       79.28         0.00       0.00      0.00     100.00    23.42    0.00     0.00       0.00   0.00    100.00
   0.00         0.00       87.79         0.00       0.00      0.00     100.00     6.35    0.00     7.21       0.00   0.00    100.00
   0.00         0.00       90.90         0.00       0.00      0.00     100.00     5.48    0.00    14.19       0.00   0.00    100.00
   0.00         0.00       79.26         0.00       0.00      0.00     100.00     4.27    0.00     0.00       0.00   0.00    100.00
   0.00         0.00       84.02         0.00       0.00      0.00     100.00     0.00    0.00     6.65       0.00   0.00    100.00
   0.00         0.00       95.22         0.00       0.00      0.00     100.00     0.00    0.00     4.78       0.00   0.00    100.00
   0.00         0.00      100.00         0.00       0.00      0.00     100.00    13.02    0.00    10.05       0.00   0.00    100.00
   0.00         0.00      100.00         0.00       0.00      0.00     100.00    32.76    0.00     0.00       0.00   0.00    100.00

VII. SECOND LIEN LOANS (IF ANY)

                               Row - %           Wtd Avg        Wtd Avg   Wtd Avg    Wtd Avg   Wtd Avg
FICO Low       FICO High   Total Collateral   Curr. Bal./Loan     FICO      DTI       CLTV       GWAC    % SFD   % PUD   % Owner Occ
--------       ---------   ----------------   ---------------   -------   -------    -------   -------   -----   -----   -----------
  500             524
  525             574
  575             599
  600             619
  620             639
  640             659         None
  660             679
  680             699
  700             724
  725             749
  750 max


% Investor  % 2+ family   % Full Doc   % Ltd Doc   % No Doc    % MI    % Int Only     % CA       % NY       % FL
----------  -----------   ----------   ---------   --------   ------   ----------    ------     ------     -------



VIII. MANUFACTURED HOME LOANS (IF ANY)

                               Row - %           Wtd Avg       Wtd Avg   Wtd Avg    Wtd Avg   Wtd Avg
FICO Low    FICO High     Total Collateral   Curr. Bal./Loan     FICO      DTI        LTV       GWAC    % SFD    % PUD   % Owner Occ
--------    ---------     ----------------   ---------------   -------   -------    -------   --------  -----    -----   -----------
  500          524
  525          574
  575          599
  600          619
  620          639
  640          659            None
  660          679
  680          699
  700          724
  725          749
  750 max

                                                                                    %            %
% Investor  % 2+ family  % Full Doc  % Ltd Doc  % No Doc   % MI   % Int Only    Land/Home   Single wide     % CA     % NY     % FL
----------  -----------  ----------  ---------  --------   ----   ----------    ---------   -----------    -------  -------  -------






2/28        3/27        5/25
------      ------      ------





--------------------------------------------------------------------------------
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.
--------------------------------------------------------------------------------